UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

ASPEN INSURANCE HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Victoria Hall
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (441) 295-8201

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On May 2, 2007, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter ended March 31, 2007, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2007 is attached hereto as Exhibit 99.2.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On May 2, 2007, Aspen Insurance Holdings Limited issued a press release announcing results for the quarter ended March 31, 2007, which has been attached as Exhibit 99.1. In addition, a copy of the Aspen Insurance Holdings Limited Earnings Release Supplement for the quarter ended March 31, 2007 is attached hereto as Exhibit 99.2.

Section 9. Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(c)	The following exhibits are furnished under Items 7.01 and 2.02 as part of this report:

99.1	Press Release of the Registrant, dated May 2, 2007.

99.2	Earnings Release Supplement for the quarter ended March 31, 2007.

The information furnished under Item 7.01 ‘‘Regulation FD Disclosure’’ and Item 2.02 ‘‘Results of Operations and Financial Condition’’ shall not be deemed ‘‘filed’’ for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED
(Registrant)
Dated: May 2, 2007	By:	/s/ Richard Houghton
Name: Richard Houghton
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Registrant dated May 2, 2007.
99.2	Earnings Release Supplement for the quarter ended March 31, 2007.